UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e) (2)

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

MARIMED INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

MARIMED INC.

10 Oceana Way

Norwood, MA 02062

Notice of Annual Meeting of Stockholders

To be held on October 27, 2022

September 23, 2022

To our Stockholders:

You are invited to attend the 2022 Annual Meeting of Stockholders of MariMed Inc. at 10:00 a.m. Eastern Daylight Time on October 27, 2022 at the Hilton Boston/Dedham Hotel located at 25 Allied Drive, Dedham, Massachusetts 02026.

The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the meeting.

It is important that your shares be represented at this meeting to ensure the presence of a quorum. Whether or not you plan to attend the meeting in person, we urge you to submit your vote via the internet, by telephone or by signing, dating and returning your proxy in the enclosed envelope, which requires no postage if mailed in the United States, as soon as possible. Your shares will be voted in accordance with the instructions you provide.

Thank you for your continued support.

Sincerely,

Robert Fireman
Chairman and Chief Executive Officer

MARIMED INC.

10 Oceana Way

Norwood, MA 02062

Notice of Annual Meeting of Stockholders

To be held on October 27, 2022

The Annual Meeting of Stockholders of MariMed Inc. (the “Company”) will be held at the Hilton Boston/Dedham Hotel located at 25 Allied Drive, Dedham, Massachusetts 02026, on Thursday, October 27, 2022 at 10:00 a.m. Eastern Daylight Time for the purpose of considering and acting upon the following:

1.	The election of five (5) Directors to serve until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified;

2.	The advisory approval of the appointment of M&K CPAs PLLC as the Company’s independent auditors for the fiscal year ending December 31, 2022; and

5.	The transaction of such other business as may properly come before the meeting and any adjournment or adjournments thereof.

Holders of the Company’s outstanding shares of common stock of record at the close of business on September 7, 2022 are entitled to notice of and to vote at the meeting, or any adjournment or adjournments thereof. A complete list of such stockholders will be available for examination by any stockholder at the meeting.

By order of the Board of Directors

Robert Fireman
Chairman and Chief Executive Officer

Norwood, Massachusetts

September 23, 2022

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, WE URGE YOU TO SUBMIT YOUR VOTE VIA THE INTERNET, TELEPHONE OR MAIL AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ENSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

We appreciate your giving this matter your prompt attention.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 27, 2022

The Proxy Materials for the Annual Meeting, including the Annual Report and the Proxy Statement,

are also available at www.proxyvote.com

MARIMED INC.

10 Oceana Way

Norwood, MA 02062

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

To be held on October 27, 2022

Proxies in the form enclosed with this Proxy Statement are solicited by the Board of Directors (the “Board”) of MariMed Inc. (the “Company,” “we,” “us,” “our,” or any derivative thereof) to be used at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the Hilton Boston/Dedham Hotel located at 25 Allied Drive, Dedham, Massachusetts 02026, on Thursday, October 27, 2022 at 10:00 a.m. Eastern Daylight Time for the purposes set forth in the Notice of Meeting and this Proxy Statement. The Company’s principal executive offices are located at 10 Oceana Way, Norwood, Massachusetts 02062. The approximate date on which this Proxy Statement, the accompanying Proxy and the Company’s Annual Report for the year ended December 31, 2021 (“Annual Report”) will be mailed to stockholders is September 23, 2022.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 27, 2022

The Proxy Materials for the Annual Meeting, including the Annual Report and the Proxy Statement,

are also available at www.proxyvote.com

THE VOTING AND VOTE REQUIRED

Record Date and Quorum

Only stockholders of record at the close of business on September 7, 2022 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. On the Record Date, we had 338,738,994 shares of common stock, par value $0.001 per share (“Common Shares”) outstanding, 4,908,333 shares of Series B Convertible Preferred Stock, par value $0.001 per share (“Series B Preferred Shares”) outstanding and 6,216,216 shares Series C Convertible Preferred Stock, par value $0.001 per share (“Series C Preferred Shares”) outstanding. Each Common Share is entitled to one vote, each Series B Preferred Share is entitled to the number of votes equal to the number of whole Common Shares into which the Series B Preferred Shares are convertible as of the Record Date and the Series C Preferred Shares are non-voting shares. As of the Record Date, each Series B Preferred Share is convertible into one Common Share and therefore entitled to one vote. The Common Shares and the Series B Preferred Shares (collectively, the “Shares”) will vote together as a single class on the matters to be voted on at this Annual Meeting. In the aggregate, 343,647,327 votes may be cast at the Annual Meeting. Shares represented by each properly executed, unrevoked proxy received in time for the Annual Meeting will be voted as specified. A quorum will be present at the Annual Meeting if stockholders owning a majority of the Shares outstanding on the Record Date are present at the meeting in person or by proxy.

Voting of Proxies

The persons acting as proxies (the “Proxyholders”) pursuant to the enclosed proxy will vote the Shares represented as directed in the signed proxy. Unless otherwise directed in the proxy, the Proxyholders will vote the Shares represented by the proxy: (i) for the election of the director nominees named in this Proxy Statement; (ii) for the advisory approval of the appointment of M&K CPAs PLLC as the Company’s independent auditors for the year ending December 31, 2022 (the “Approval of Auditors”) and (iii) in their discretion, on any other business that may come before the Annual Meeting and at any adjournments of the Annual Meeting.

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All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. All shares represented by valid proxies will be voted in accordance with the instructions contained therein. In the absence of instructions, proxies will be voted FOR each of the stated matters being voted on at the Annual Meeting. A proxy may be revoked by the stockholder giving the proxy at any time before it is voted, by written notice addressed to and received by the Secretary of the Company or Secretary of the meeting, and a prior proxy is automatically revoked by a stockholder giving a subsequent proxy or attending and voting at the Annual Meeting. Attendance at the Annual Meeting, however, in and of itself does not revoke a prior proxy. In the case of the election of directors, Shares represented by a proxy which is marked “WITHHOLD ALL” to vote for all director nominees will not be counted in determining whether a plurality vote has been received for the election of directors. Shares represented by proxies that are marked “ABSTAIN” on the Approval of Auditors or any other proposal will not be counted in determining whether the requisite vote has been received for such proposal. However, Shares represented by proxies which are marked “WITHHOLD ALL” or “ABSTAIN” will be counted for quorum purposes.

Broker Non-Votes

A broker non-vote occurs when Shares held by a broker are not voted with respect to a particular proposal because the broker does not have discretionary authority to vote on the matter and has not received voting instructions from its clients (“broker non-votes”). If your broker holds your Shares in its name and you do not instruct your broker how to vote, your broker will only have discretion to vote your Shares on “routine” matters. Where a proposal is not “routine,” a broker who has not received instructions from its clients does not have discretion to vote its clients’ uninstructed Shares on that proposal. At the Annual Meeting, only the Approval of Auditors (Proposal No. 2) is considered a routine matter. All other proposals are considered “non-routine,” and your broker will not have discretion to vote on those proposals. Broker non-votes will, however, be counted towards determining whether or not a quorum is present.

Voting Requirements

Election of Directors. The election of the five director nominees will require the affirmative vote of a plurality of the votes cast by the holders of Shares present in person or represented by proxy to elect each nominee. Election by a plurality means that the director nominee with the most votes for a particular Board seat is elected for that seat.

Advisory Approval of the Appointment of Independent Auditors. The affirmative vote of a majority of the votes cast on the matter by stockholders entitled to vote at the Annual Meeting is required for the advisory approval of the appointment of M&K CPAs PLLC as the Company’s independent auditors for the fiscal year ending December 31, 2022. An abstention from voting on approval of auditors will be treated as “present” for quorum purposes. However, since an abstention is not treated as a “vote” for or against the matter, it will have no effect on the outcome of the vote on this matter.

Proposal No. 1

ELECTION OF DIRECTORS

Five directors are to be elected at the Annual Meeting. All directors hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified.

It is intended that votes pursuant to the enclosed proxy will be cast for the election of the five nominees named below. In the event that any such nominee should become unable or unwilling to serve as a director, the Proxyholder will vote for the election of an alternate candidate, if any, as shall be designated by the Board. The Board has no reason to believe these nominees will be unable to serve if elected. Each nominee has consented to being named in this Proxy Statement and to serve if elected. All nominees are currently members of our Board. There are no family relationships among any of the executive officers, directors or director nominees of the Company.

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Our director nominees and their respective ages are as follows:

Name	Age	Position

Robert Fireman	74	Chief Executive Officer and Chairman of the Board

Jon R. Levine	57	President, Treasurer, Secretary and Director

Eva Selhub, M.D. (4)(5)	54	Director

David Allen(1)(5)	67	Director

Edward Gildea(2)(3)	71	Director

(1)	Chairman of the Audit Committee.
(2)	Audit Committee Member.
(3)	Chairman of the Compensation Committee and the Nominating and Corporate Governance Committee.
(4)	Member of the Compensation Committee.
(5)	Member of the Nominating and Corporate Governance Committee.

Set forth below is a brief description of the background and business experience of our director nominees:

Robert Fireman has served as our chief executive officer since 2017, our chairman of the board since 2018, and has been a director since our formation. Until September 2022, Mr. Fireman also served as our president. Mr. Fireman is a seasoned executive and an early pioneer and visionary in the cannabis industry. Under his leadership, we have applied for and been awarded legal cannabis licenses in multiple states and have overseen the development of state of the art, regulatory compliant cannabis cultivation, production, and retail facilities. Mr. Fireman was a founder and director of Consumer Card Marketing, Inc., a pioneer in the development of retail loyalty marketing programs for the supermarket and drug store industries that was sold to News America Marketing, a division of News Corp. Mr. Fireman has been a practicing attorney for over 30 years. Mr. Fireman’s legal acumen and entrepreneurial experience in diverse industries serve as tremendous assets in navigating our company through the complex, regulated emerging cannabis industry. In addition, he draws on his experience in direct marketing and loyalty programs, identity security, hydroponic farming, medical billing, and many other consumer facing applications to benefit the challenges and issues facing our growth and success. Mr. Fireman’s experience in the emerging cannabis industry and his professional background makes him well-qualified to serve as a director and Chairman of the Board.

Jon R. Levine has served as our president since September 2022, and our treasurer, secretary and a director since 2016. In September 2022, he was promoted to president from his position as chief administrative officer. Prior to that, in May 2022, he was promoted to the position of chief administrative officer from his position as chief financial officer. Mr. Levine has over ten years of experience in the cannabis industry. He possesses over 20 years of experience in commercial real estate development, management, and financial services. Mr. Levine was a partner at Equity Industrial Partners, a national commercial real estate management group. He also has past experience in banking at US Trust Bank as an asset-based lender, in the leasing industry with AT&T Financial Services, and with New Court Financial as a senior credit officer. Mr. Levine’s experience in the cannabis industry and his professional background make him an important part of our management team and make him well-qualified to serve as a member of the Board.

Eva Selhub, M.D. has been a director since September 2019. Dr. Selhub is a board-certified physician, speaker, scientist, executive leadership and performance coach, consultant in the field of corporate wellness and resilience, and an author. From August 1997 to November 2016, she served as an instructor and lecturer of medicine at Harvard Medical School. During this period, Dr. Selhub simultaneously held other positions at Tufts University, Massachusetts General Hospital, as well as other professional healthcare/medical organizations. From October 2006 to October 2017, she was a senior physician at Benson Henry Institute for Mind/Body Medicine at Massachusetts General Hospital. From August 2016 to present, she has been an adjunct scientist of neuroscience at Jean Mayer USDA Human Nutrition Research Center on Aging at Tufts University, one of six human nutrition research centers supported by the United States Department of Agriculture. Dr. Selhub received a Bachelor of Arts degree in anthropology from Tufts University in 1989 and her M.D. degree from Boston University School of Medicine in 1994. Dr. Selhub’s professional experience and background as a physician, scientist and in mind-body medicine allow her to make valuable contributions to the Board and provide expertise to serve as one of our directors.

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David Allen has been a director since June 2019. He brings over 24 years of experience as a director, CEO and CFO of public companies. Since July 2021 he has been serving as Chief Financial Officer of Iconic Brands, Inc. (Iconic), a company specializing in the development, sale and distribution of alcoholic and non-alcoholic beverages. Prior to that, from June 2021 to November 2021, Mr. Allen served as audit committee chair of Charlie’s Holdings, Inc. (Charlie’s) (formerly known as True Drinks Holdings, Inc.), a company focused on the development, marketing and distribution of nicotine-based vapor products; from April 2019 to June 2021, Mr. Allen served as Chief Financial Officer of Charlie’s; from February 2018 to April 2019, he acted as a consultant to Iconic; from December 2014 to January 2018, Mr. Allen served as the Chief Financial Officer of WPCS International, Inc., an engineering firm focused on the deployment of communications networks; and from 2004 to 2017, Mr. Allen served as Chief Financial Officer of Bailey’s Express, Inc., a privately held trucking corporation, which filed for Chapter 11 bankruptcy in July 2017. Mr. Allen served as the Chapter 11 Plan Administrator for the bankruptcy case until December 2020, at which time the proceeding was closed. From June 2006 to June 2013, Mr. Allen served as the Chief Financial Officer and Executive Vice President of Administration at Converted Organics, Inc., after serving as audit committee chair of the board of Converted Organics. Mr. Allen is currently an Associate Professor of Accounting at Southern Connecticut State University (SCSU), a position he has held since 2017. For the 12 years prior, he was an Adjunct Professor of Accounting at SCSU and Western Connecticut State University. Mr. Allen is a licensed CPA and holds a bachelor’s degree in Accounting and a master’s degree in Taxation from Bentley College. Mr. Allen’s background as a director, CEO and CFO of public companies allows him to make valuable contributions to the Board.

Edward Gildea has been a director since our formation. Mr. Gildea is currently a partner in the law firm Fisher Broyles LLP, a position he has held since 2014. From 2006 to 2013, Mr. Gildea was President, Chief Executive Officer, and Chairman of Converted Organics Inc., a publicly held green technology company that manufactured and sold an organic fertilizer made from recycled food waste. Mr. Gildea received a B.A. from The College of the Holy Cross and a J.D. from Suffolk University Law School. Mr. Gildea’s executive business experience was instrumental in his selection as a member of the Board. Mr. Gildea contributes expertise in the areas of mergers & acquisitions, strategic planning, funding, business development, and executive leadership.

The Board recommends a vote FOR the election of each of the director nominees and proxies that are signed and returned will be so voted

unless otherwise instructed.

* * * * *

EXECUTIVE OFFICERS

The following table identifies our current executive officers:

Name	Age	Capacity in Which Served	In Current Position Since
Robert Fireman (1)	74	Chief Executive Officer and Chairman of the Board	2017
Jon R. Levine (1)	57	President(2), Treasurer, Secretary and Director	2017
Susan M. Villare	53	Chief Financial Officer	May 2022
Timothy Shaw	43	Chief Operating Officer	July 2021

(1)	Biographical information with respect to Messrs. Fireman and Levine is provided above.
(2)	Mr. Levine was appointed as president on September 7, 2022.

Set forth below is a brief description of the background and business experience of Ms. Villare and Mr. Shaw:

Susan M. Villare, has served as our chief financial officer since May 2022. Prior to joining our company, she served as the Senior Vice President of Financial Planning and Analysis and Treasurer of Ribbon Communications, Inc. (“Ribbon”), a global provider of real time communications technology and IP optical networking solutions, from February 2012 through April 2022. Prior to Ribbon, Ms. Villare held senior leadership positions in the Finance departments of BigBand Networks, Inc., Burst Media and MatrixOne, Inc. Before her in-house career, Ms. Villare was a senior auditor at Pricewaterhouse and is a certified public accountant. She holds a Bachelor of Science in Accounting from Boston College.

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Timothy Shaw has served as our chief operating officer since July 2021. Prior to that, he was the Chief Operating Officer of MariMed Advisors Inc., our wholly owned subsidiary, since 2014. Mr. Shaw brings over 20 years of business leadership and operations excellence to the company, along with deep rooted technical expertise in agriculture, cultivation, hydroponics, processing, facilities management, and product development. He has over 10 years of cannabis and horticulture industry experience and is an expert in the cannabis business including licensing, permitting, facility development, cultivation, production, distribution, and retail dispensing. Mr. Shaw is a co-creator of our Betty’s Eddies® brand of all natural fruit chews. He is also a United States Army veteran, having served for eight years, including four years of active duty.

Code of Ethics

We have adopted a code of ethic (the “Code of Ethics”) that applies to our Board, executive officers and employees. A copy of the Code of Ethics was filed as Exhibit 14.1 to a previous annual report and is posted on our website at https://marimedinc.com/. The Code of Ethics was designed with the intent to deter wrongdoing, and to promote the following:

●	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

●	Full, fair, accurate, timely and understandable disclosure in reports and documents that we file with, or submit to, the U.S. Securities and Exchange Commission (“SEC”) and in other public communications we make;

●	Compliance with applicable governmental laws, rules and regulations;

●	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

●	Accountability for adherence to the code.

Director Independence

The Board has determined that Messrs. Gildea and Allen, and Dr. Selhub are independent and represent a majority of its members. In determining director independence, the Board applies the independence standards set by the Nasdaq Stock Market (“NASDAQ”). In applying these standards, our Board considers all transactions with the independent directors and the impact of such transactions, if any, on any of the independent directors’ ability to continue to serve on the Board.

Board Committees

The Board has three standing committees: an audit committee (the “Audit Committee”), a compensation committee (the “Compensation Committee”) and a nominating and corporate governance committee (the “Nominating and Corporate Governance Committee”). Each committee is made up entirely of independent directors as defined under section 5605(a)(2) of the NASDAQ rules. The members of the Audit Committee are Messrs. Allen and Gildea. Mr. Allen is also the chairman of the Audit Committee and qualifies as the “audit committee financial expert” pursuant to Item 407(d)(5) of Regulation S-K. The members of the Compensation Committee are Mr. Gildea and Dr. Selhub, and the members of the Nominating and Corporate Governance Committee are Messrs. Allen and Gildea and Dr. Selhub. Mr. Gildea is the chairman of both of these committees.

The Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee, have the responsibilities described below.

Audit Committee

The Audit Committee oversees our accounting and financial reporting processes, internal systems of accounting and financial controls, relationships with auditors and audits of financial statements. Specifically, the Audit Committee’s responsibilities include the following:

●	selecting, hiring and terminating our independent auditors;

●	evaluating the qualifications, independence and performance of our independent auditors;

●	approving the audit and non-audit services to be performed by the independent auditors;

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●	reviewing the design, implementation and adequacy and effectiveness of our internal controls and critical policies;

●	overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and other accounting matters;

●	with management and our independent auditors, reviewing any earnings announcements and other public announcements regarding our results of operations; and

●	preparing the report that the SEC requires in our annual proxy statement.

A copy of the Audit Committee charter is available on our website at https://marimedinc.com/.

Compensation Committee

The Compensation Committee assists the Board in determining the compensation of our officers and directors. The Compensation Committee is comprised entirely of directors who satisfy the standards of independence applicable to Compensation Committee members established under 162(m) of the Internal Revenue Code of 1986, as amended, and Section 16(b) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). Specific responsibilities include the following:

●	approving the compensation and benefits of our executive officers;

●	reviewing the performance objectives and actual performance of our officers; and

●	administering our stock option and other equity and incentive compensation plans.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee assists the Board by identifying and recommending individuals qualified to become members of the Board. Specific responsibilities include the following:

●	evaluating the composition, size and governance of our Board and its committees and making recommendations regarding future planning and the appointment of directors to our committees;

●	establishing a policy for considering stockholder nominees to our Board;

●	reviewing our corporate governance principles and making recommendations to the Board regarding possible changes; and

●	reviewing and monitoring compliance with our Code of Ethics and Insider Trading Policy.

Meeting Attendance

During fiscal year 2021, the Board held four (4) meetings, all of which were regular meetings. All directors attended or participated in at least 75% of the aggregate number of meetings of the Board and of the Board’s committees on which each applicable director served. It is our policy to encourage directors to attend the Annual Meeting. All of the director nominees attended our 2021 annual meeting of stockholders.

Audit Committee Report

The Audit Committee oversees our financial reporting process on behalf of the Board. The Audit Committee consists of two (2) members of the Board who meet the independence and experience requirements of NASDAQ and the SEC.

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The Audit Committee retained M&K CPAs PLLC (“M&K”), our independent registered public accounting firm, and approves in advance all permissible non-audit services performed by them and other auditing firms. Although management has the primary responsibility for the financial statements and the reporting process including the systems of internal control, the Audit Committee consulted with management and M&K regarding the preparation of financial statements, the adoption and disclosure of our critical accounting estimates, and generally oversees our relationship with M&K.

The Audit Committee reviewed our audited financial statements for the year ended December 31, 2021 and met with management to discuss such audited financial statements. The Audit Committee has discussed with M&K the matters required to be discussed pursuant to applicable auditing standards. The Audit Committee has received the written disclosures and the letter from M&K required by the Public Company Accountant Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with M&K its independence from us and our management. M&K had full and free access to the Audit Committee. Based on its review and discussions, the Audit Committee recommended that our audited financial statements for the year ended December 31, 2021 be included in our Annual Report on Form 10-K for the year then ended as filed with the SEC.

AUDIT COMMITTEE:

David Allen
Edward Gildea

The above report is not deemed to be “soliciting material,” and is not deemed to be “filed” with the SEC.

Board Nominations

The Nominating and Corporate Governance Committee, is responsible for nominating director candidates for the annual meeting of stockholders each year and considered director candidates recommended by stockholders. In considering candidates submitted by stockholders, the Nominating and Corporate Governance Committee will take into consideration the needs of the Board and the qualifications of the candidate. The Nominating and Corporate Governance Committee may also take into consideration the number of Shares held by the recommending stockholder and the length of time that such shares have been held.

To have a candidate considered by the Nominating and Corporate Governance Committee for recommendation to the Board for nomination as a director candidate, a stockholder must submit the recommendation in writing and must include the following information: (i) the name of the stockholder and evidence of the person’s ownership of Shares (including the number of Shares owned and the length of time of ownership); (ii) the name of the candidate; (iii) the candidate’s resume or a listing of his or her qualifications to be a director of the Company; and (iv) the person’s consent to be named as a director if selected and nominated by the Board.

The information described above must be sent to the Company’s Secretary at 10 Oceana Way, Norwood, Massachusetts 02062, on a timely basis in order to be considered by the Nominating and Corporate Governance Committee, within the time period prescribed by Rule 14a-8 under the Exchange Act.

Disclosure of Director Qualifications

The Board is responsible for assembling for stockholder consideration a group of nominees that, taken together, have the experience, qualifications, attributes, and skills appropriate for functioning effectively as a Board.

The Board believes that the minimum qualifications for service as a director are that a nominee possess an ability, as demonstrated by recognized success in his or her field, to make meaningful contributions to the Board’s oversight of the business and affairs of the Company and an impeccable reputation of integrity and competence in his or her personal or professional activities. The Board’s criteria for evaluating potential candidates include the following: (i) an understanding of the Company’s business environment, (ii) the possession of such knowledge, skills, expertise and diversity of experience that would enhance the Board’s ability to manage and direct the affairs and business of the Company, and (iii) certain characteristics common to all Board members, including integrity, strong professional reputation and record of achievement, constructive and collegial personal attributes, and the ability and commitment to devote sufficient time and energy to Board service.

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In addition, the Board seeks to include on the Board a complementary mix of individuals with diverse backgrounds and skills reflecting the broad set of challenges that the Board confronts.

Board Leadership Structure

Robert Fireman has served as chairman of the board and chief executive officer since July 2017. According to our By-Laws the roles of chairman of the board and chief executive officer are held by the same person. Our Board regularly evaluates our leadership structure and determines the most appropriate structure based upon its assessment of our position, strategy, and our long-term plans. The Board also considers the specific circumstances we face and the characteristics and membership of the Board. At this time, the Board has determined that having Robert Fireman serve as both the chairman of the board and chief executive officer is in the best interest of our stockholders. We believe this structure makes the best use of the chief executive officer’s extensive knowledge of our business and personnel, our strategic initiatives and our industry, and also fosters real-time communication between management and the Board.

The Board’s Oversight of Risk Management

The Board recognizes that all companies face a variety of risks, including credit risk, liquidity risk, strategic risk, and operational risk. The Board believes an effective risk management system will (1) timely identify the material risks that we face, (2) communicate necessary information with respect to material risks to senior executives and, as appropriate, to the Board or relevant Board committee, (3) implement appropriate and responsive risk management strategies consistent with our risk profile, and (4) integrate risk management into our decision-making. The Board encourages, and management promotes, a corporate culture that incorporates risk management into our corporate strategy and day-to-day business operations. The Board also continually works, with the input of our management and executive officers, to assess and analyze the most likely areas of future risk for us.

Communications with Directors

The Board has established a process to receive communications from stockholders. Stockholders and other interested parties may contact any member (or all members) of the Board, or the non-management directors as a group, by mail or electronically. To communicate with the Board, any individual director or any group of directors, correspondence should be addressed to the Board or any such individual directors or group of directors by either name or title. All such correspondence should be sent to c/o Secretary, MariMed Inc., 10 Oceana Way, Norwood, Massachusetts 02062.

All communications received as set forth in the preceding paragraph will be opened by the Secretary of the Company for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, patently offensive material or matters deemed inappropriate for the Board, will be forwarded promptly to the addressee. In the case of communications to the Board or any group of directors, the Secretary will make sufficient copies of the contents to send to each director who is a member of the group to which the envelope or e-mail is addressed.

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COMPENSATION OF DIRECTORS

The compensation package for each of the three non-employee members of the Board is comprised of an annual grant of stock options to purchase up to 100,000 Common Shares with a five-year term at an exercise price equal to the fair value the Common Shares on the grant date, and cash compensation of $6,250 per quarter.

The following table sets forth information concerning the compensation paid to each of to the Company’s non-employee directors during 2021 for their services rendered as directors.

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Total ($)
Eva Selhub, M.D. (1)	$25,000	$-	$60,890	$85,890
David Allen (2)	$25,000	$-	$60,890	$85,890
Edward Gildea (3)	$25,000	$-	$60,890	$85,890

(1)	Dr. Selhub held 200,000 stock options at December 31, 2021.
(2)	Mr. Allen held 200,000 stock options at December 31, 2021.
(3)	Mr. Gildea held 300,000 stock options at December 31, 2021.

EXECUTIVE COMPENSATION

The following table sets forth the compensation paid by us during the fiscal periods ending December 31, 2021 and 2020, to our Chief Executive Officer and other most highly compensated executive officers whose compensation exceeded $100,000 for the year ended December 31, 2021. (the ‘‘Named Executives’’).

SUMMARY COMPENSATION TABLE(1)(2)

Name and principal position	Year	Salary	Bonus	Stock Awards(3)	Option Awards(4)	All Other Compensa-tion	Total
Robert Fireman	2021	$250,192	$-	$23,000	$6,253,226	$-	$6,526,418
Chief Executive Officer	2020	$31,846	$-	$-	$-	$-	$31,486

Jon R. Levine	2021	$237,981	$-	$23,000	$6,253,226	$-	$6,514,207
President (5)	2020	$37,846	$-	$-	$-	$-	$37,486

Timothy Shaw	2021	$223,269	$-	$-	$1,563,307	$-	$1,786,576
Chief Operating Officer	2020	$158,139	$1,751	$-	$5,967	$-	$165,857

(1)	The compensation reported in the Table does not include other personal benefits, the total values of which do not exceed $10,000.
(2)	Pursuant to the regulations promulgated by the SEC, the Table omits columns reserved for types of compensation not applicable to us.
(3)	Amounts represent the fair value of stock awards valued on grant date and recognized over the vesting period for financial reporting purposes.
(4)	Amounts represent the fair value of option awards valued on grant date using the Black-Scholes pricing model and recognized over the vesting period for financial reporting purposes.
(5)	Mr. Levine was appointed as president on September 7, 2022.

Employment Agreements

On July 9, 2021, we entered into an employment agreement, effective as of July 1, 2021 (the “Effective Date”), with each of Robert Fireman (the “Fireman Employment Agreement”), Jon R. Levine (the “Levine Employment Agreement”) and Timothy Shaw (the “Shaw Employment Agreement”). In May 2022, the Levine Employment Agreement was amended to change his title from Chief Financial Officer to Chief Administrative Officer. On September 7, 2022, the Levine Employment Agreement was amended to change his title from Chief Administrative Officer to President.

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The following is a brief description of the material terms of the Fireman Employment Agreement:

●	Title –Chief Executive Officer;

●	Term – July 1, 2021 through June 30, 2024 (the “Term”), subject to earlier termination;

●	Duties – The executive will have such duties and responsibilities, consistent with past practice, as are customary for the executive’s position (including the executive’s positions in effect prior to the Effective Date) and any other duties, responsibilities, or offices he may be reasonably assigned by the Board of Directors of the Company;

●	Base compensation – The executive will be paid a base salary of $350,000 per year;

●	Incentive compensation – The executive will be eligible to receive an annual bonus (the “Performance Bonus”) for each of the Company’s fiscal years during the Term, with such annual bonus to have a targeted amount equal to 75% of the executive’s base salary for the year. The Performance Bonus, if any, generally will be based on the extent to which performance goals established by the Company for each of such years have been met;

●	Equity compensation – The executive will be granted non-qualified stock options as follows: (i) for 5,000,000 Common Shares, exercisable at 100% of the fair market value on the date of the agreement, subject to vesting; (ii) for 5,000,000 Common Shares, exercisable at 100% of the fair market value on the date of grant, subject to vesting, on the date that the Company’s stockholders approve the Plan Amendment; and (iii) an additional option grant on each anniversary of the Effective Date in the sole discretion of the Company’s Compensation Committee;

●	Termination Payments; Severance – In the event executive’s employment is terminated prior to the end of the Term, the executive will be entitled to any accrued but unpaid base salary, unpaid prior year’s Performance Bonus, incurred but unpaid reimbursable expenses, and accrued and unused vacation time. In addition, if the termination of employment is: (i) due to death or Total Disability (as defined), the executive would also be entitled to a pro rata portion of the Performance Bonus, if any, attributable to the year of termination plus medical and group health insurance benefits for a period of six months beginning on the date of termination; and (ii) without Cause (as defined) or with Good Reason (as defined), the executive would also be entitled to a pro rata portion of the Performance Bonus, if any, attributable to the year of termination plus a lump sum severance payment equal to the greater of $500,000 or his Annualized Pay (as defined);

●	Covenants – The agreement includes, among other covenants, a covenant not to compete or directly or indirectly solicit employees, agents, consultants, or representatives of the Company during the Term and for post-employment periods.

The material terms of the Levine Employment Agreement are the same as the terms of the Fireman Employment Agreement except that Mr. Levine’s title, as amended to date, is that of President and his annual base salary is $325,000. Similarly, the material terms of the Shaw Employment Agreement are the same as the terms of the Fireman Employment Agreement except that Mr. Shaw’s title is that of Chief Operating Officer, his annual base salary is $300,000, and his initial grants of non-qualified stock options are each for 1,250,000 Common Shares.

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Stock Option Grants

The following table sets forth information as of December 31, 2021, concerning unexercised options, unvested stock and equity incentive plan awards for the Named Executives.

OUTSTANDING EQUITY AWARDS AT YEAR-ENDED DECEMBER 31, 2021

Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Robert Fireman	2,500,000	2,500,000	-	$0.90	10/01/26
Robert Fireman	2,500,000	2,500,000	-	$0.88	07/09/26
Jon R. Levine	2,500,000	2,500,000	-	$0.90	10/01/26
Jon R. Levine	2,500,000	2,500,000	-	$0.88	07/09/26
Timothy Shaw	625,000	625,000	-	$0.90	10/01/26
Timothy Shaw	625,000	625,000	-	$0.88	07/09/26
Timothy Shaw	50,000	-	-	$0.30	03/31/25

Company Equity Compensation Plans

The following table sets forth information as of December 31, 2021 with respect to compensation plans (including individual compensation arrangements) under which equity securities of the Company are authorized for issuance.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by stockholders(1)	39,821,671	$0.91	28,618,664
Equity compensation plans not approved by stockholders	-	$-	-
Total	39,821,671	$0.91	28,618,664

(1)	Consists of options exercisable for (i) 39,821,671 shares granted under the Incentive Plan (hereinafter defined) of which 3,456,250 shares continue to be subject to the terms of the Company’s 2018 Stock Award and Incentive Plan.

The Company’s Amended and Restated 2018 Stock Award and Incentive Plan (the “Incentive Plan”) provides incentives for the achievement of important performance objectives and promotes the long-term success of the Company. In September 2019, the Company’s stockholders approved the Incentive Plan. In September 2021, the stockholders approved an amendment to the Incentive Plan, increasing the aggregate number of shares reserved for issuance from 40,000,000 to 70,000,000.

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The Incentive Plan is an omnibus plan, authorizing a variety of equity award types as well as cash and long-term incentive awards. Each award under the Incentive Plan is subject to the Company’s clawback policy in effect at the time of grant of the award. Shares actually delivered in connection with an award will be counted against the aggregate number of reserved shares. Shares will remain available for new awards if an award under the Incentive Plan expires, is forfeited, canceled, or otherwise terminated without delivery of shares or is settled in cash. Each award under the Incentive Plan is subject to the Company’s clawback policy in effect at the time of grant of the award.

The Board may amend, suspend, discontinue, or terminate the Incentive Plan or the authority to grant awards thereunder without stockholder approval, except as required by law or regulation or under rules of the stock exchange, if any, on which the Company’s stock may then be listed. Unless earlier terminated, the granting of awards under the Incentive Plan will terminate ten years after stockholder approval of the Incentive Plan, and the Incentive Plan will terminate when no shares remain available and the Company has no further obligation with respect to any outstanding award.

Section 16(a) Beneficial Ownership Reporting Compliance

Under Section 16(a) of the Exchange Act, all executive officers, directors, and each person who is the beneficial owner of more than 10% of the outstanding shares of a company that files reports pursuant to Section 12 of the Exchange Act, are required to report the ownership of such shares, options, and stock appreciation rights (other than certain cash-only rights) and any changes in that ownership with the SEC. Specific due dates for these reports have been established, and we are required to report, in this Proxy Statement, any failure to comply therewith during the fiscal year ended December 31, 2021.

Other than as set forth in the Delinquent Section 16(a) Reports section below, we believe that all of these filing requirements were satisfied by the Company’s executive officers, directors and by the beneficial owners of more than 10% of our Common Shares. In making this statement, we have relied solely on copies of any reporting forms received by us, and upon any written representations received from reporting persons that no Form 5 (Annual Statement of Changes in Beneficial Ownership) was required to be filed under applicable rules of the Commission.

Delinquent Section 16(a) Reports

Each of Robert Fireman and Jon Levine was not timely in the filing of one Form 4 during the fiscal year ended December 31, 2021 relating to options exercised in December 2021.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Effective July 1, 2021, we entered into the Fireman Employment Agreement, the Levine Employment Agreement and the Shaw Employment Agreement, all as described hereinabove.

In July 2021, we granted five-year options to purchase up to 100,000 Common Shares to each of our three independent board members at an exercise price of $0.88 per share.

In December 2021, Messrs. Fireman, our Chief Executive Officer, and Levine, our then Chief Financial Officer, each exercised options to purchase 100,000 Common Shares on a cashless basis. The exercise price of $0.63 per share was paid via the surrender by each individual of 73,256 Common Shares.

In April 2020, we issued options to purchase up to 50,000 Common Shares to Mr. Shaw, our Chief Operating Officer, with an exercise price of $0.30 per share and expiring three years from grant date. The fair value of these options of approximately $6,000 was charged to compensation expense over the annual vesting period.

In 2020, options to purchase an aggregate of 550,000 Common Shares were exercised by Mr. Fireman, Mr. Levine and an independent board member at exercise prices of $0.13 and $0.14 per share.

Our corporate offices are leased from an entity in which Mr. Levine has an investment interest. This lease expires in October 2028 and contains a five-year extension option. In 2021 and 2020, expenses incurred under this lease approximated $156,000 in both years.

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We procure nutrients, lab equipment, cultivation supplies, furniture, and tools from an entity owned by the family of Mr. Shaw. The aggregate purchases from this entity in 2021 and 2020 approximated $4.9 million and $2.5 million, respectively.

We pay royalties on the revenue generated from our Betty’s Eddies product line to an entity owned by Mr. Shaw under a royalty agreement. This agreement was amended effective January 1, 2021 whereby, among other modifications, the royalty percentage changed from 2.5% on all sales of Betty’s Eddies products to (i) 3.0% and 10.0% of wholesale sales of existing products within the product line if sold directly by us, or licensed by us for sale by third-parties, respectively, and (ii) 0.5% and 1.0% of wholesale sales of future developed products within the product line if sold directly by us, or licensed by us for sale by third-parties, respectively. The aggregate royalties due to this entity in 2021 and 2020 approximated $266,000 and $615,000, respectively.

In 2021 and 2020, one of our majority owned subsidiaries paid aggregate distributions of approximately $44,000 and $30,000, respectively, to Messrs. Fireman and Levine, who own minority equity interests in such subsidiary. In 2021, another of our majority owned subsidiaries paid distributions of approximately $7,000 to a current employee who owns a minority equity interest in such subsidiary.

Our mortgages with Bank of New England, DuQuoin State Bank, and South Porte Bank are personally guaranteed by Messrs. Fireman and Levine.

Policies and Procedures for Related Party Transactions

As required under the Audit Committee Charter, the Audit Committee is responsible for reviewing and approving all related party transactions for potential conflict of interest situations. A related party transaction refers to transactions required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC. In evaluating related person transactions, the Audit Committee considers all factors it deems appropriate, including, without limitation, whether the related person transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, the extent of the related person’s interest in the transaction, and whether products or services of a similar nature, quantity, or quality are readily available from alternative sources.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth as of the Record Date, certain information with respect to the beneficial ownership of Common Shares by (i) each of our directors and executive officers; (ii) each person known to us who owns beneficially more than 5% of our outstanding Common Shares; and (iii) all of our directors and executive officers as a group.

Name and Address of Beneficial Owner (1)	Amount & Nature of Beneficial Owner		% of Class (2)
Robert Fireman	33,581,962	(3)	9.63%
Jon R. Levine	36,696,727	(3)	10.52%
Susan M. Villare	450,000	(4)	*
Timothy Shaw	12,849,508	(5)	3.76%
Eva Selhub, M.D.	200,000	(6)	*
David Allen	200,000	(6)	*
Edward Gildea	529,391	(7)	*
All directors and executive officers as a group (seven persons)	84,507,588	(7)	23.34%

*	Less than one percent.
(1)	The business address for each person named is c/o MariMed Inc., 10 Oceana Way, Norwood, MA 02062.
(2)	Calculated pursuant to Rule 13d-3(d)(1) of the Securities Exchange Act of 1934 whereby shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by a person, but not deemed outstanding for the purpose of calculating the percentage owned by each other person listed. We believe that each individual or entity named has sole investment and voting power with respect to the shares of common stock indicated as beneficially owned by them (subject to community property laws where applicable) and except where otherwise noted. All percentages are determined based on 338,738,994 Common Shares outstanding as of Record Date.

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(3)	Includes 10,000,000 currently exercisable stock options.
(4)	Includes 100,000 currently exercisable stock options.
(5)	Includes 2,550,000 currently exercisable stock options.
(6)	Includes 200,000 currently exercisable stock options.
(7)	Includes 300,000 currently exercisable stock options
(8)	Includes 23,350,000 currently exercisable stock options

Proposal No. 2

Advisory approval OF THE APPOINTMENT OF INDEPENDENT AUDITORS

M&K has been our independent auditor since 2018. Their audit report appears in our annual report for the fiscal year ended December 31, 2021. One or more representatives of M&K is expected to be at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from our stockholders.

Selection of the independent accountants is not required to be submitted to a vote of our stockholders for advisory approval. In addition, the Sarbanes-Oxley Act of 2002 requires the Audit Committee to be directly responsible for the appointment, compensation, and oversight of the audit work of the independent auditors. The Audit Committee expects to appoint M&K to serve as independent auditors to conduct an audit of our accounts for the 2022 fiscal year. However, the Board is submitting this matter to our shareholders as a matter of good corporate practice. If the stockholders fail to vote on an advisory basis in favor of the selection, the Audit Committee will take that into consideration when deciding whether to retain M&K and may retain that firm or another without re-submitting the matter to the stockholders. Even if stockholders vote on an advisory basis in favor of the appointment, the Audit Committee may, in its discretion, direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in our and our stockholders’ best interests.

The Board recommends a vote FOR this proposal

and proxies that are signed and returned will be so voted

unless otherwise instructed.

*          *          *          *          *

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS

Fees Billed for Audit and Non-Audit Services

The following table represents the aggregate fees billed for professional audit services rendered by M&K for the audit of the annual financial statements for the years ended December 31, 2021 and 2020.

	Year Ended December 31,
	2021	2020
Audit fees (1)	$128,000	$97,279
Audit-related fees (2)	-	-
Tax fees (3)	-	-
All other fees (4)	2,500	1,500
Total accounting fees and services	$130,500	$98,779

(1)	Fees for professional services for the audit of our annual financial statements, and for the review of the financial statements included in our Quarterly Reports on Form 10-Q, and for services that are normally provided in connection with statutory and regulatory filings or engagements.

(2)	Fees for assurance and related services in connection with the performance of the audit or the review of our financial statements.

(3)	Fees for professional services with respect to tax compliance, tax advice, and tax planning.

(4)	Fees for permissible work that does not fall within any of the aforementioned categories of audit fees, audit-related fees, or tax fees.

Pre-Approval Policy for Audit and Non-Audit Services

The Audit Committee pre-approves all audit and non-audit services before an accountant is engaged. All of the services rendered to us by ours independent registered public auditors were pre-approved by the Audit Committee, and prior to the establishment of the Audit Committee, by the full Board.

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MISCELLANEOUS

Other Matters

Management knows of no other matters other than the foregoing to be brought before the Annual Meeting, but if such other matters properly come before the Annual Meeting, or any adjournment thereof, the Proxyholders will vote such proxy on such matters in accordance with their best judgment.

Certain information contained in this Proxy Statement relating to the credentials and security holdings of our directors and officers is based upon information provided by the individual directors and officers.

Reports and Consolidated Financial Statements

Our Annual Report on Form 10-K for the year ended December 31, 2021, including our Audited Consolidated Financial Statements (the “Form 10-K”), are included with the proxy materials for this Annual Meeting. Such report and consolidated financial statements contained therein are not incorporated herein by reference and are not considered part of this soliciting material.

A copy of the Form 10-K, without exhibits, will be provided without charge to any stockholder submitting a written request. With the payment of an appropriate processing fee, we will provide copies of the exhibits to the Form 10-K. Such request should be addressed to our principal executive offices:

MariMed Inc.

10 Oceana Way

Norwood, Massachusetts 02062.

Attention: Steve West, Vice President, Investor Relations

Solicitation of Proxies

The entire cost of the solicitation of proxies will be borne by us. Proxies may be solicited by our directors, officers and regular employees, without extra compensation, by telephone, telegraph, mail or personal interview. Solicitation is not to be made by specifically engaged employees or paid solicitors. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses for sending proxies and proxy material to the beneficial owners of Common Shares.

Stockholder Proposals for Next Annual Meeting

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our next year’s annual meeting pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 10 Oceana Way, Norwood, Massachusetts 02062, in writing not later than May 27, 2023, which is 120 calendar days before the one year anniversary date on which this Proxy Statement was mailed to our stockholders in connection with this Annual Meeting, and must otherwise comply with the rules promulgated by the SEC.

If the date of next year’s annual meeting is changed by more than 30 days from the anniversary date of the Annual Meeting on October 27, 2022, then the deadline is a reasonable time before we begin to print and mail proxy materials for next year’s annual meeting. In such an event, we expect to issue a press release announcing such change and take reasonable steps necessary to inform other relevant parties of the change including intermediaries in the proxy process.

16

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this Proxy Statement or Annual Report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you call or write us at the following address or phone number: 10 Oceana Way, Norwood, Massachusetts 02062, (617) 795-5140. If you want to receive separate copies of the annual report and proxy statement in the future or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holders, or you may contact us at the above address and phone number.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, WE URGE YOU TO SUBMIT YOUR VOTE VIA THE INTERNET, BY TELEPHONE OR BY SIGNING, DATING AND RETURNING YOUR PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, AS SOON AS POSSIBLE, SO THAT YOUR SHARES CAN BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS.

By order of the Board of Directors

Robert Fireman
Chairman and Chief Executive Officer

Norwood, Massachusetts

September 23, 2022

17

APPENDIX B

MARIMED INC.
10 OCEANA WAY
NORWOOD, MA 02062

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D90676-P80211

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

MARIMED INC.

The Board of Directors recommends a vote FOR all the nominees listed.

	For All	Withhold All	For All Except
1. ELECTION OF DIRECTORS	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

NOMINEES:

01) Robert Fireman
02) Jon R. Levine
03) Eva Selhub, M.D.
04) Edward Gildea
05) David Allen

The Board of Directors recommends a vote FOR Proposal 2.

The shares represented by this Proxy will be voted as directed or if no direction is indicated, will be voted FOR the proposals.

The undersigned hereby acknowledges receipt of the Notice of, and Proxy Statement for, the aforesaid Annual Meeting.

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

NOTE: DATE AND SIGN EXACTLY AS NAME APPEARS HEREON. EACH JOINT TENANT MUST SIGN. WHEN SIGNING AS ATTORNEY, EXECUTER, TRUSTEE, ETC., GIVE FULL TITLE. IF SIGNER IS CORPORATION, SIGN IN FULL CORPORATE NAME BY AUTHORIZED OFFICER. IF SIGNER IS A PARTNERSHIP, SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Annual Meeting of Stockholders of
MARIMED INC.
October 27, 2022

Please mark, date, sign and mail your
proxy card back as soon as possible!

D90677-P80211

PROXY CARD
MARIMED INC.

This proxy is solicited on behalf of the Board of Directors for the Annual Meeting of Stockholders to be held on October 27, 2022

The undersigned hereby constitutes and appoints Robert Fireman and Jon R. Levine, with full power of substitution, as proxies of the undersigned to attend the Annual Meeting of Stockholders of MariMed Inc. (the "Company") to be held on October 27, 2022 at 10:00 a.m. Eastern Daylight Time, at Hilton Boston/Dedham Hotel, 25 Allied Drive, Dedham, MA 02026, and at any adjournment thereof, hereby revoking any proxies heretofore given, to vote all shares of common stock of the Company held or owned by the undersigned as indicated on the proposals as more fully set forth in the Notice and Proxy Statement for the Annual Meeting, and in their discretion upon such other matters as may come before the meeting.

(Continued and to be signed on Reverse Side)